UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549
                                   FORM 8-K



                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                     Date of Report:  February 6, 1998




                     ELECTRONIC SYSTEMS TECHNOLOGY INC.
                        (A Washington Corporation)

                        Commission File no. 2-92949-S
                 IRS Employer Identification no. 91-1238077

                             415 N. Quay St. #4
                            Kennewick  WA  99336
                  (Address of principal executive offices)


       Registrant's telephone number, including area code:(509) 735-9092
































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   ITEM 5.  OTHER EVENTS

   During the Company's scheduled Board of Directors Meeting on
   February 6, 1998, the Board of Directors awarded stock options for Employees and Directors, as recommended by the Board's Employee/Director Stock Option Committee, subject to the conditions delineated in the Committee's recommendations and in accordance with the Electronic Systems Technology, Inc. Stock Option Plan for Directors, Officers, and Employees, as approved by Shareholder vote on June 7, 1996. Employees and Directors who were recipients of the stock options and conditions relating to the stock options approved by the Board of Directors, are delineated on attached Exhibit 20.1.

   ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS.

   Exhibit 20.1 - Summary of Employee/Director Stock Option Committee recommendations regarding Employee and Director Stock Options, as approved by the Company's Board of Directors, February 6, 1998.









































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                                SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

   ELECTRONIC SYSTEMS TECHNOLOGY, INC.


   /s/ T. L. KIRCHNER

   By: T.L. Kirchner
   President
   Date: February 10, 1998